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                                                                    EXHIBIT 10.5



                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of November 13, 2002, by and between Corillian Corporation ("Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated November 9, 2000, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Equipment Line in the original principal amount of Five Million Dollars ($5,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. In addition, Borrower has agreed not to encumber any of its Intellectual Property pursuant to that certain Negative Pledge Agreement, dated November 9, 2000.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

        A.      Modification(s) to Loan Agreement.

                1. Sub-section (i), Sub-section (ii) and Sub-section (iv) under Section 6.7 entitled "Financial Covenants" are hereby amended and/or incorporated to read as follows:

                        Borrower will maintain as of the last day of each month:

                        (i) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities, less deferred revenue plus the long-term portion of all outstanding Equipment Advances, of at least 1.40 to 1.00 for the month ending November 30, 2002 through the month ending December 31, 2002 and 1.20 to 1.00 for the month ending January 31, 2003 and for each month ending thereafter. Upon Borrower maintaining a Debt Service Coverage Ratio of
                                2.00 to 1.00 for two consecutive quarters, the long-term portion of all Equipment Advances will be eliminated from the calculation of the Adjusted Quick Ratio. Concurrently, Borrower shall comply with a Debt Service Coverage Ratio covenant as defined in the Loan Agreement.

                        (ii) Tangible Net Worth. A Tangible Net Worth of at least $11,000,000 plus 50% of new equity for the month ending November 30, 2002 through the month ending December 31, 2002 and $8,500,000 plus 50% of new equity for the month ending January 31, 2003 and for each month ending thereafter.

                        (iv) Borrower shall maintain a certificate of deposit to be held on account with Bank or investments to be held through Bank in a minimum principal amount equivalent to 100% of the aggregate outstanding Obligations at such time as Borrower fails to meet any financial covenants or conditions set forth in Section 6.7 of this Agreement and until such time as Borrower restores and maintains compliance with the terms of this Agreement. Provided Borrower maintains such certificate of deposit held on account

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                                   with Bank or investments to be held through
                                   Bank, it shall not be deemed an Event of Default if Borrower does not comply with any financial covenant set forth in
                                   Section 6.7 of this Agreement.

        B.      Waiver of Financial Covenant Default(s)

                1. Bank hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to comply with the Tangible Net Worth covenant as of the month ended September 30, 2002. Bank's waiver of Borrower's compliance of this covenant shall apply only to the foregoing period. Accordingly, for the period ended October 31, 2002, Borrower shall be in compliance with this covenant.

                        Bank's agreement to waive the above-described default
                        (1) in no way shall be deemed an agreement by the Bank to waive Borrower's compliance with the above-described covenant as of all other dates and (2) shall not limit or impair the Bank's right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of Five Thousand Dollars ($5,000) ("Loan Fee") plus all out-of-pocket expenses.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

   This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                    BANK:

CORILLIAN CORPORATION                        SILICON VALLEY BANK

By:                                          By:
  ---------------------------------            ---------------------------------
Name:                                        Name:
     ------------------------------               ------------------------------
Title:                                       Title:
      -----------------------------                -----------------------------

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[SILICON VALLEY BANK LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:                    CORILLIAN CORPORATION

LOAN OFFICER:                RON C. SHERMAN

DATE:                        NOVEMBER 13, 2002

                             LOAN FEE                          $5,000.00
                             DOCUMENTATION FEE                 $  250.00

                             TOTAL FEE DUE                     $5,250.00
                                                               =========

Please indicate the method of payment:

        { } A check for the total amount is attached.

        { } Debit DDA # _____________________ for the total amount.


-------------------------------------------
Borrower                     (Date)


-------------------------------------------
Silicon Valley Bank          (Date)
Account Officer's Signature

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                                   EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:       SILICON VALLEY BANK
          3003 Tasman Drive
          Santa Clara, CA 95054

FROM:     CORILLIAN CORPORATION

        The undersigned authorized officer of Corillian Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

        PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


REPORTING COVENANT                        REQUIRED                                COMPLIES
------------------                        --------                                --------
Consolidated and Consolidating
Financial statements & CC(1)              Monthly within 45 days                  Yes   No
Annual (Audited) financial statements     FYE within 120 days                     Yes   No
Quarterly 10-Q report & CC                Quarterly within 5 days of filing       Yes   No
Annual 10-K report & CC                   Annually within 5 days of filing        Yes   No
All other SEC filings than 10-Q & 10-K    Within 5 days of filing                 Yes   No


FINANCIAL COVENANT                        REQUIRED                      ACTUAL      COMPLIES
------------------                        --------                      ------      --------
Maintain on a Monthly Basis:

Minimum Quick Ratio (Adjusted)            1.40:1.00 for 11/30/02(2)
                                          through 12/31/02             ____:1.00    Yes   No
                                          1.20:1.00 for 1/31/03
                                          and thereafter               ____:1.00    Yes   No

Minimum Tangible Net Worth                $11,000,000 plus 50% of
                                          new equity for 11/30/02
                                          through 12/31/02             $________    Yes   No
                                          $8,500,000 plus 50% of
                                          new equity for 1/31/03
                                          and thereafter               $________    Yes   No

Minimum Debt Service Coverage Ratio       2.00:1.00(2)                 ____:1.00    Yes   No

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1. Company prepared consolidated and consolidating financial statements.

2. Once Borrower has maintained a Debt Service Coverage Ration of 2.00 to 1.00 for two consecutive quarters, the Adjusted Quick Ratio will be amended to eliminate the long-term portion of all Equipment Advances. Concurrently, a Debt Service Coverage Ratio covenant of 2.00 to 1.00 will be implemented.

Borrower only has deposit accounts located at the following institutions:

_________________________________.

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COMMENTS REGARDING EXCEPTIONS: See Attached.

                                             -----------------------------------
Sincerely,                                              BANK USE ONLY


                                             Received by:
                                                         -----------------------
CORILLIAN CORPORATION                                       AUTHORIZED SIGNER
                                             Date:
                                                  ------------------------------
-----------------------------------
SIGNATURE                                    Verified:
                                                      --------------------------
                                                          AUTHORIZED SIGNER

-----------------------------------
TITLE                                        Date:
                                                  ------------------------------

-----------------------------------
DATE                                         Compliance Status:     Yes     No

                                             -----------------------------------